GLOTECH INDUSTRIES, INC.
                          [A Development Stage Company]

                              FINANCIAL STATEMENTS

                                 MARCH 31, 2003


                            GLOTECH INDUSTRIES, INC.
                          [A Development Stage Company]



                                    CONTENTS


                                                                  PAGE
                                                                ------
   -    Independent Auditors' Report . . . . . . . . . . . . .       1


   -    Balance Sheet, March 31, 2003. . . . . . . . . . . . .   2 - 3


   -    Statement of Operations, for the period from inception
        on July 18, 2002 through March 31, 2003. . . . . . . .       4


   -    Statement of Stockholders' Equity, for the period
        from inception on July 18, 2002 through March 31,
        2003. . . . . . . . . . . . . . . . . . . . . . . . .        5

   -    Statement of Cash Flows, for the period from inception
        on July 18, 2002 through March 31, 2003. . . . . . . .   6 - 7


   -    Notes to Financial Statements. . . . . . . . . . . . .  8 - 14

                          INDEPENDENT AUDITORS' REPORT



Board  of  Directors
GLOTECH  INDUSTRIES,  INC.
Gainesville,  Florida

We have audited the accompanying balance sheet of GloTech Industries, Inc. [a development stage company] at March 31, 2003, and the related statements of operations, stockholders' equity and cash flows for the period from inception on July 18, 2002 through March 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements audited by us present fairly, in all material respects, the financial position of GloTech Industries, Inc. [a development stage company] as of March 31, 2003, and the results of its operations and its cash flows for the period from inception on July 18, 2002 through March 31, 2003, in conformity with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 9 to the financial statements, the Company was only recently formed and has not yet been successful in establishing profitable operations. These factors raise substantial doubt about the ability of the Company to continue as a going concern. Management's plans in regards to these matters are also described in Note 9. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

/s/  Pritchett,  Siler  &  Hardy,  P.C.
----------------------------------------
PRITCHETT,  SILER  &  HARDY,  P.C.

May  14,  2003
Salt  Lake  City,  Utah



             GLOTECH  INDUSTRIES,  INC.
           [A Development Stage Company]

                   BALANCE SHEET



                       ASSETS


                                              March 31,
                                                 2003
                                              ----------
CURRENT ASSETS:
  Cash . . . . . . . . . . . . . . . . . . .  $  133,595
  Employee advances. . . . . . . . . . . . .       1,735
  Inventory. . . . . . . . . . . . . . . . .      30,859
                                              ----------
      Total Current Assets . . . . . . . . .     166,189
                                              ----------

PROPERTY AND EQUIPMENT, net. . . . . . . . .       5,114
                                              ----------

OTHER ASSETS:
  Definite-life intangible assets, net . . .      22,772
  Deferred reorganization costs and advances     255,000
  Security deposit . . . . . . . . . . . . .         500
                                              ----------
      Total Other Assets . . . . . . . . . .     278,272
                                              ----------

                                              $  449,575
                                              ==========


                                   [Continued]



              GLOTECH  INDUSTRIES,  INC.
            [A Development Stage Company]

                    BALANCE SHEET

                     [Continued]

          LIABILITIES AND STOCKHOLDERS' EQUITY



                                               March 31,
                                                 2003
                                              -----------
CURRENT LIABILITIES:
  Accounts payable . . . . . . . . . . . . .  $   17,434
  Accounts payable - related parties . . . .      36,000
  Accrued expenses . . . . . . . . . . . . .       4,265
  Loans payable - related party. . . . . . .      81,750
                                              -----------
      Total Current Liabilities. . . . . . .     139,449
                                              -----------

STOCKHOLDERS' EQUITY:
  Common stock, $.0001 par value,
    50,000,000 shares authorized,
    15,800,000 shares issued and outstanding       1,580
  Capital in excess of par value . . . . . .     564,420
  (Deficit) accumulated during the
    development stage. . . . . . . . . . . .    (155,874)
                                              -----------
                                                 410,126
  Less: Subscription receivable. . . . . . .    (100,000)
                                              -----------

    Total Stockholders' Equity . . . . . . .     310,126
                                              -----------
                                              $  449,575
                                              ===========

    The accompanying notes are an integral part of this financial statement.



           GLOTECH  INDUSTRIES,  INC.
          [A Development Stage Company]


             STATEMENT OF OPERATIONS


                               From Inception
                                 on July 18,
                                2002 Through
                               March 31, 2003
                              ----------------
REVENUE. . . . . . . . . . .  $           868

COST OF GOODS SOLD . . . . .              413
                              ----------------
GROSS PROFIT . . . . . . . .              455

EXPENSES:
  General and administrative          154,746
                              ----------------

LOSS FROM OPERATIONS . . . .         (154,291)

OTHER INCOME (EXPENSE):
  Interest expense . . . . .           (1,583)
                              ----------------

LOSS BEFORE INCOME TAXES . .         (155,874)


CURRENT TAX EXPENSE. . . . .                -

DEFERRED TAX EXPENSE . . . .                -
                              ----------------

NET LOSS . . . . . . . . . .  $      (155,874)
                              ================

LOSS PER COMMON SHARE. . . .  $          (.02)
                              ================

     The accompanying notes are an integral
       part of this financial statement.



                                            GLOTECH INDUSTRIES, INC.
                                         [A Development Stage Company]

                                       STATEMENT OF STOCKHOLDERS' EQUITY

                                  FROM THE DATE OF INCEPTION ON JULY 18, 2002

                                             THROUGH MARCH 31, 2003

                                                                        Deficit
                                                                        Accumulated
                                   Common  Stock          Capital  in   During  the
                               -------------------------  Excess  of    Development    Subscription
                               Shares       Amount        Par  Value    Stage          Receivable
                               -----------  ------------  ------------  -------------  ------------

BALANCE, July 18, 2002. . . .            -  $          -  $          -  $          -   $         -

Common stock issued for
  cash at $.0001 per
  share, July 2002. . . . . .   10,000,000         1,000             -             -             -

Common stock issued for
   license agreement
   valued at $.05 per share,
   November 2002. . . . . . .      200,000            20         9,980             -             -

Common stock issued for
  services rendered valued
  at $.05 per share,
  December 2002 . . . . . . .      100,000            10         4,990             -             -

Common stock issued for
   cash at $.10 per share,
   December 2002. . . . . . .      500,000            50        49,950             -             -

Common stock issued for
    cash at $.10 per share,
    March, 2003 . . . . . . .    4,000,000           400       399,600             -             -

Common stock issued for
   subscription receivable
   at $.10 per share,
   March 2003 . . . . . . . .    1,000,000           100        99,900             -      (100,000)

Net loss for the period ended
  March 31, 2003. . . . . . .            -             -             -      (155,874)            -
                               -----------  ------------  ------------  -------------  ------------
BALANCE, March 31,
  2003. . . . . . . . . . . .   15,800,000  $      1,580  $    564,420   $  (155,874)    $(100,000)
                               ===========  ============  ============  =============  ============

    The accompanying notes are an integral part of this financial statement.



                            GLOTECH  INDUSTRIES,  INC.
                          [A Development Stage Company]

                             STATEMENT OF CASH FLOWS


                                                          From Inception
                                                           on July 18,
                                                           2002 Through
                                                          March 31, 2003
                                                         ----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss. . . . . . . . . . . . . . . . . . . . . . .  $      (155,874)
  Adjustments to reconcile net loss to
    net cash used by operating activities:
    Depreciation and amortization . . . . . . . . . . .              580
    Non-cash services for stock . . . . . . . . . . . .            5,000
    Changes in assets and liabilities:
        (Increase) in employee advances . . . . . . . .           (1,735)
        (Increase) in inventory . . . . . . . . . . . .          (30,859)
        Increase in accounts payable. . . . . . . . . .           17,434
        Increase in accounts payable - related party. .           36,000
        Increase in accrued expenses. . . . . . . . . .            4,265
                                                         ----------------
        Net Cash Provided (Used) by
          Operating Activities. . . . . . . . . . . . .         (125,189)
                                                         ----------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment. . . . . . . . . .           (5,649)
  Payments for license agreement. . . . . . . . . . . .          (12,817)
  Payment of security deposit . . . . . . . . . . . . .             (500)
                                                         ----------------
      Net Cash Provided (Used) by
           Investing Activities . . . . . . . . . . . .          (18,966)
                                                         ----------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from issuance of common stock. . . . . . . .          451,000
  Proceeds from loans payable . . . . . . . . . . . . .          116,750
  Repayment of loans payable. . . . . . . . . . . . . .          (35,000)
  Payment of deferred reorganization costs and advances         (255,000)
                                                         ----------------
        Net Cash Provided by Financing
          Activities. . . . . . . . . . . . . . . . . .          277,750
                                                         ----------------

NET INCREASE IN CASH. . . . . . . . . . . . . . . . . .          133,595

CASH AT BEGINNING OF PERIOD . . . . . . . . . . . . . .                -
                                                         ----------------
CASH AT END OF PERIOD . . . . . . . . . . . . . . . . .  $       133,595
                                                         ================

                                   [Continued]



                             GLOTECH INDUSTRIES, INC.
                          [A Development Stage Company]

                             STATEMENT OF CASH FLOWS

                                   [Continued]


                                                    From Inception
                                                      on July 18,
                                                      2002 Through
                                                    March 31, 2003
                                                    ---------------
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

  Cash paid during the period for:
    Interest . . . . . . . . . . . . . . . . . . .  $             -
    Income taxes . . . . . . . . . . . . . . . . .  $             -

SUPPLEMENTAL  SCHEDULE  OF  NONCASH  INVESTING  AND  FINANCING  ACTIVITIES:

     For  the  period  from  inception  on July 18, 2002 through March 31, 2003:

          During November 2002, the Company issued 200,000 shares of stock in exchange for a license agreement valued at $10,000 or $.05 per share.

          During December 2002, the Company issued 100,000 shares of stock in exchange for services rendered valued at $5,000 or $.05 per share.

          During March 2003, the Company issued 1,000,000 shares of stock for a subscription receivable of $100,000 or $.10 per share.




    The accompanying notes are an integral part of this financial statement.

                            GLOTECH INDUSTRIES, INC.
                          [A Development Stage Company]

                          NOTES TO FINANCIAL STATEMENTS

NOTE  1  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

     ORGANIZATION - GloTech Industries, Inc. ("the Company") was organized under the laws of the State of Delaware on July 18, 2002. The Company plans to produce products based on electroluminescent technology. The Company has not yet generated significant revenues from planned principal operations and is considered a development stage company as defined in Statement of Financial Accounting Standards ("SFAS") No. 7. The Company has, at the present time, not paid any dividends and any dividends that may be paid in the future will depend upon the financial requirements of the Company and other relevant factors.

     On March 31, 2003, the Company was acquired by R & R Ranching, Inc. ("R&R") pursuant to an Agreement and Plan of Reorganization signed March 26, 2003. The agreement called for R&R to issue up to 15,800,000 post-split shares of common stock to the shareholders of the Company for at least 80% and up to 100% of the outstanding shares of the Company's common stock wherein the Company became a wholly-owned subsidiary of R&R [See Note 2].

     CASH AND CASH EQUIVALENTS - The Company considers all highly liquid debt investments purchased with a maturity of three months or less to be cash equivalents.

     CONCENTRATION OF CREDIT RISK - As of March 31, 2003, the Company has cash balances in excess of federally insured amounts of approximately $34,000.

     INVENTORY - Inventory is stated at the lower of cost or market using the first-in, first-out method [See Note 3].

     PROPERTY AND EQUIPMENT - Property and equipment are stated at cost. Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized, upon being placed in service. Expenditures for maintenance and repairs are charged to expense as incurred. Depreciation is computed using the straight-line method over the estimated useful lives of the assets of three to five years.

     WEBSITE COSTS - The Company has adopted the provisions of Emerging Issues Task Force 00-2, "Accounting for Web Site Development Costs." Costs incurred in the planning stage of a website are expensed as research and development while costs incurred in the development stage are capitalized and amortized over the life of the asset, estimated to be five years. As of March 31, 2003, the Company has capitalized a total of $2,270 of website costs. The Company did not incur any planning costs and did not record any research and development costs for the period from inception on July 18, 2002 through March 31, 2003.

     INTANGIBLE ASSETS - The Company accounts for its intangible assets in accordance with Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets".

     REVENUE RECOGNITION - The Company's revenue comes from the sale of products based on electroluminescent technology. The Company recognizes revenue upon delivery of the product.

                            GLOTECH INDUSTRIES, INC.
                          [A Development Stage Company]

                          NOTES TO FINANCIAL STATEMENTS

NOTE  1  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  [CONTINUED]


     ADVERTISING COSTS - Advertising costs, except for costs associated with direct-response advertising, are charged to operations when incurred. The costs of direct-response advertising are capitalized and amortized over the period during which future benefits are expected to be received. The Company expensed $26,227 in advertising costs during the period from inception on July 18, 2002 through March 31, 2003.

     RESEARCH AND DEVELOPMENT - Research and development costs are expensed as incurred. The Company expensed $5,790 in research and development costs during the period from inception on July 18, 2002 through March 31, 2003.

     LOSS PER SHARE - The computation of loss per share is based on the weighted average number of shares outstanding during the period presented in accordance with Statement of Financial Accounting Standards No. 128, "Earnings Per Share". [See Note 11]

     STOCK BASED COMPENSATION - The Company accounts for its stock based compensation in accordance with Statement of Financial Accounting Standards No. 123 "Accounting for Stock-Based Compensation." This statement establishes an accounting method based on the fair value of equity instruments awarded to employees as compensation. However, companies are permitted to continue applying previous accounting standards in the determination of net income with disclosure in the notes to the financial statements of the differences between previous accounting measurements and those formulated by the new accounting standard. The Company has adopted the disclosure only provisions of SFAS No. 123. Accordingly, the Company has elected to determine net income using previous accounting standards.

     ACCOUNTING ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amount of revenues and expenses during the reported period. Actual results could differ from those estimated.

     RECENTLY ENACTED ACCOUNTING STANDARDS - Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations", SFAS No. 142, "Goodwill and Other Intangible Assets", SFAS No. 143, "Accounting for Asset Retirement Obligations", SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets", SFAS No. 145, "Rescission of FASB
     Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections", SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities", SFAS No. 147, "Acquisitions of Certain Financial Institutions - an Amendment of FASB Statements No. 72 and 144 and FASB Interpretation No. 9", and SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure - an Amendment of FASB Statement No. 123", were recently issued. SFAS No. 141, 142, 143, 144, 145, 146, 147 and 148 have no current applicability to the Company or their effect on the financial statements would not have been significant.

                            GLOTECH INDUSTRIES, INC.
                          [A Development Stage Company]

                          NOTES TO FINANCIAL STATEMENTS

NOTE  2  -  AGREEMENT  AND  PLAN  OF  REORGANIZATION

     On March 26, 2003, the Company entered into an agreement and plan of reorganization whereby R & R Ranching, Inc. ("R&R") agreed to acquire up to 100% of the Company in a stock for stock exchange. The agreement called for R&R to issue up to 15,800,000 post-dividend shares of common stock to the shareholders of the Company for at least 80% and up to 100% of the outstanding shares of the Company's common stock. The agreement also called for R&R to effect a 2-for-1 forward stock split (effected by dividend). The agreement also provided that 18,800,000 post-dividend shares of R&R common stock would be acquired and cancelled. The Company was required to raise a minimum of $500,000 in a private offering to accredited investors prior to closing. The Company has accounted for the acquisition as closing after the close of business on March 31, 2003. Accordingly, no transactions have been recorded in the accompanying financial statements as a result of the Agreement and Plan of Reorganization, thus, the accompanying financial statements reflect the condition of the Company just prior to acquisition. Included in other assets as deferred reorganization costs and advances at March 31, 2003, is $215,000 which the Company paid into escrow to cover the cost of legal fees and to acquire the 18,800,000 shares of stock for cancellation. Also included is $40,000 which was paid as a finder's fee in connection with the acquisition.

NOTE  3  -  INVENTORY

     Inventory  consists  of  the  following  at:


                        March 31,
                           2003
                        ----------
  Finished goods . . .  $    4,278
  Raw materials. . . .      26,581
                        ----------
    Total Inventory. .  $   30,859
                        ==========

     The Company has estimated that no allowance for slow moving or obsolete inventory was necessary at March 31, 2003.

NOTE  4  -  PROPERTY  AND  EQUIPMENT

     Property  and  equipment  consist  of  the  following  at:



                                    March 31,
                                      2003
                                   -----------
  Office furniture and equipment.  $    3,379
  Website costs . . . . . . . . .       2,270
                                   -----------
                                        5,649
  Less:  Accumulated depreciation        (535)
                                   -----------
    Net Property and Equipment. .  $    5,114
                                   ===========

     Depreciation expense for the period from inception on July 18, 2002 through March 31, 2003 was $535.

                            GLOTECH INDUSTRIES, INC.
                          [A Development Stage Company]

                          NOTES TO FINANCIAL STATEMENTS

NOTE  5  -  DEFINITE-LIFE  INTANGIBLE  ASSETS

     Definite-life  intangible  assets  consist  of  the  following  at:


                                      March 31,
                                        2003
                                     -----------
  License agreement with University
     of Florida Research Foundation  $   21,511
  Patent application in process . .       1,306
                                     -----------
                                         22,817
  Less: Accumulated amortization. .         (45)
                                     -----------
    Net Intangible assets . . . . .  $   22,772
                                     ===========

     The Company's definite-life intangible assets are being amortized over 20 years with no residual value. Amortization expense for the period from inception on July 18, 2002 through March 31, 2003 was $45. The Company estimates that its amortization expense for each of the next five years will be approximately $1,150 per year.

     The Company has an exclusive license agreement with sublicensing terms with the University of Florida Research Foundation ("UFRF"). The license became effective on May 30, 2002 and was previously held by other unrelated entities but has since been assigned to the Company. The Company issued 200,000 shares of common stock valued at $10,000 or $.05 per share to UFRF as consideration for the license agreement. The license relates to certain patents, pending patents and trademarks for inventions owned by UFRF. The license provides that a royalty be paid to UFTF based on 2% of the selling price. There is no minimum royalty for the first year but there will be an increasing annual minimum royalty beginning at $5,000 for the second year and increasing annually to an $8,000 annual minimum royalty for the fifth year and years thereafter. The Company will also reimburse UFTF for any costs related to the preparation, filing, maintenance, etc. of the trademarks and patents, which as of March 31, 2003 amounted to an additional $11,511.

NOTE  6  -  RELATED  PARTY  TRANSACTIONS

     MANAGEMENT COMPENSATION - As of March 31, 2003, the Company has paid consulting fees of $12,500 and salary of $35,000 to an officer/director of the Company.

     ACCOUNTS PAYABLE - As of March 31, 2003, the Company has accrued consulting fees of $36,000 payable to a shareholder of the Company for management consultation services.

     LOAN PAYABLE - The Company has received various loans from an entity related to shareholders of the Company. At March 31, 2003, a total of $116,750 had been loaned and the unpaid balance was $81,750. Accrued interest at March 31, 2003 amounted to $1,583. The loan was subsequently paid in full with interest at approximately 3.8% per annum.

                            GLOTECH INDUSTRIES, INC.
                          [A Development Stage Company]

                          NOTES TO FINANCIAL STATEMENTS

NOTE  7  -  CAPITAL  STOCK

     COMMON STOCK - The Company has authorized 50,000,000 shares of $.0001 par value common stock. During July 2002, in connection with its organization, the Company issued 10,000,000 shares of its previously authorized but unissued common stock. The shares were issued for $1,000 cash (or $.0001 per share).

     During November 2002, the Company issued 200,000 shares of its previously authorized but unissued common stock to UFRF in exchange for a license agreement to use certain patents, pending patents, trademarks, etc. that are related to inventions owned by UFRF. The shares were valued at $10,000, or $.05 per share.

     On December 1, 2002, the Company issued a total of 100,000 shares of its previously authorized but unissued common stock to two consultants for services rendered. The shares were valued at $5,000 or $.05 per share.

     On December 19, 2002, the Company issued 500,000 shares of its previously authorized but unissued common stock for cash of $50,000 or $.10 per share.

     During March 2003, the Company issued 5,000,000 shares of its previously authorized but unissued common stock pursuant to a private offering at $.10 per share. At March 31, 2003, the Company had received proceeds of $400,000 and had recorded a subscription receivable for the remaining $100,000.

NOTE  8  -  OPERATING  LEASE

     The Company has entered into a lease agreement with the Gainesville Technology Enterprise Center ("GTEC") for office space of approximately 450 square feet and for the use of certain common areas. The lease has an initial term of twelve months commencing on September 1, 2002. Following the initial term, the lease will continue on a month to month basis. The lease will extend no longer than 36 months from the commencement date unless the landlord, in its sole discretion, chooses to extend the lease for an additional 12 month period. Rent payments for the first year will be $350 per month increasing to $413 for the second year and increasing to $450 for the third year. The Company will also be billed separately for the use of certain office services based upon usage. The total amounts paid under this agreement for the period from inception on July 18, 2002 through March 31, 2003 amounted to $3,195.

NOTE  9  -  GOING  CONCERN

     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America, which contemplate continuation of the Company as a going concern. However, the Company was only recently formed and has not yet been successful in establishing profitable operations. These factors raise substantial doubt about the ability of the Company to continue as a going concern. In this regard, management is proposing to raise any necessary additional funds not provided by operations through loans or through additional sales of its common stock. There is no assurance that the Company will be successful in raising this additional capital or in achieving profitable operations. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

                            GLOTECH INDUSTRIES, INC.
                          [A Development Stage Company]

                          NOTES TO FINANCIAL STATEMENTS

NOTE  10  -  INCOME  TAXES

     The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes". SFAS No. 109 requires the Company to provide a net deferred tax asset/liability equal to the expected future tax benefit/expense of temporary reporting differences between book and tax accounting methods and any available operating loss or tax credit carryforwards.

     The Company has available at March 31, 2003 an unused operating loss carryforward of approximately $163,000 which may be applied against future taxable income and which expires in 2023. The amount of and ultimate realization of the benefits from the operating loss carryforwards for income tax purposes is dependent, in part, upon the tax laws in effect, the future earnings of the Company, and other future events, the effects of which cannot be determined. Because of the uncertainty surrounding the realization of the loss carryforwards, the Company has established a valuation allowance equal to the tax effect of the loss carryforwards and, therefore, no deferred tax asset has been recognized for the loss carryforwards. The net deferred tax asset is approximately $31,100 as of March 31, 2003, with an offsetting valuation allowance at year end of the same amount resulting in a change in the valuation allowance of approximately $31,100 for the period from inception on July 18, 2002 through March 31, 2003.

NOTE  11  -  LOSS  PER  SHARE

     The  following  data  shows  the  amounts used in computing loss per share:


                                      From Inception
                                       on July 18,
                                       2002 Through
                                      March 31, 2003
                                     ----------------
  Loss from continuing operations
  available to common shareholders
  (numerator) . . . . . . . . . . .  $      (155,874)
                                     ----------------
  Weighted average number of
  common shares outstanding used
  in loss per share for the period
  (denominator) . . . . . . . . . .       10,598,438
                                     ----------------

     Dilutive loss per share was not presented, as the Company had no common stock equivalent shares for all periods presented that would affect the computation of diluted loss per share.

                            GLOTECH INDUSTRIES, INC.
                          [A Development Stage Company]

                          NOTES TO FINANCIAL STATEMENTS

NOTE  12  -  COMMITMENTS

     SALES AGENT AGREEMENTS - The Company has entered into agreements with its sales agents wherein the Company agrees to pay commissions to its sales agents. The agreements provide for commissions of 10% of sales made by the agents.

     INDEPENDENT CONTRACTOR AGREEMENT - The Company has entered into an independent contractor agreement with Product Design Solutions, Inc. ("PDS") wherein PDS would provide product design, development, and prototyping services. The agreement has a term of one year and provides for an hourly rate for any services that are rendered.


NOTE  13  -  SUBSEQUENT  EVENTS

     On March 31, 2003, subsequent to the accompanying financial statements, the Company completed its proposed reorganization with R & R Ranching, Inc. [See Note 2].

     In April 2003, the Company repaid loans from related parties totaling $81,750 along with interest of $1,750.